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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 11, 2001


                              REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                                    000-25853                                77-0438443
---------------------------------------       -------------------------------------       -------------------------------------
      (State or Other Jurisdiction of                  (Commission File Number)                     (I.R.S. Employer
               Incorporation)                                                                     Identification Number)


                                 250 Holger Way
                               San Jose, CA 95134
                                 (408) 571-5000
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.    OTHER EVENTS.

On October 9, 2001 Redback Networks Inc. (the "Company") was served with notice that Arrow Electronics, Inc. had commenced an action against the Company. Redback understands that Arrow will seek damages in excess of $54 million relating to inventory procured and manufactured on behalf of the Company. The Company intends to vigorously defend itself in this matter.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REDBACK NETWORKS INC.


DATE:  October 11, 2001             By: /s/ Dennis P. Wolf
                                       -----------------------------------------
                                       Dennis P. Wolf
                                       Senior Vice President of Finance and
                                       Administration, Chief Financial Officer
                                       and Corporate Secretary